SUBSCRIPTION AGREEMENT

      You (the "Subscriber") hereby agree to purchase, and TelePad Corporation, a Delaware corporation (the "Company") hereby agrees to issue and to sell to the Subscriber, a convertible note of the Company in the principal amount as set forth on the signature page hereof and in the form annexed as Exhibit A (the "Note"), convertible in accordance with the terms thereof into shares of the Company's Class A common stock ("Common Stock") and issue only to the placement agents (identified on Schedule D hereto, "Placement Agents") 13,333 Common Stock Purchase Warrants for each $100,000 of Note principal (the "Warrants"). (The common shares issuable upon conversion of the Note and exercise of the Warrants are sometimes referred to herein as the "Company Shares", "Shares" or "Common Shares"). (The Note, the Company Shares, the Warrants and the shares of Common Stock issuable upon conversion of the Note and exercise of the Warrants are collectively referred to herein as, the "Securities"). Upon acceptance of this Agreement by the Subscriber, the Company shall issue and deliver to the Subscriber the Note and issue and deliver the Warrants to the Placement Agents against payment, by federal funds (U.S.) wire transfer by the Subscriber of the amount designated on the signature page hereof pursuant to the terms of a Funds Escrow Agreement annexed hereto as Exhibit B.

            The following terms and conditions shall apply to this subscription.

            1. SUBSCRIBER'S REPRESENTATIONS AND WARRANTIES. The Subscriber hereby represents and warrants to and agrees with the Company that:

                  (a) INFORMATION ON COMPANY. The Subscriber has been furnished with and has read the Company's most recent Form 10-K for the year ended December 31, 1997 and subsequent Forms 10-Q and 8-K as filed with the U.S. Securities and Exchange Commission (the "Commission") (collectively, with exhibits thereto, hereinafter referred to as the "Reports"). In addition, the Subscriber has received from the Company such other information concerning its operations, financial condition and other matters as the Subscriber has requested, and considered all factors the Subscriber deems material in deciding on the advisability of investing in the Securities (such information in writing is collectively, the "Other Written Information").

                  (b) INFORMATION ON SUBSCRIBER. The Subscriber is an "accredited investor", as such term is defined in Regulation D promulgated by the Commission under the Securities Act of 1933, as amended, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. The Subscriber has the authority and is duly and legally qualified to purchase and own the Securities. The Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof.

                  (c) PURCHASE OF NOTES. On the Closing Date, the Subscriber will purchase its Notes for its own account and not with a view to any distribution thereof.

                  (d) COMPLIANCE WITH SECURITIES ACT. The Subscriber understands and agrees that the Securities have not been registered under the Securities Act of 1933, as amended (the "1933 Act") by reason of their issuance in a transaction that does not require registration under the 1933 Act, and that such Securities must be held unless a subsequent disposition is registered under the 1933 Act or is exempt from such registration. The Subscriber agrees that if, in the future, the Subscriber should decide to dispose of any of the Securities acquired by it pursuant to this Agreement, the Subscriber will do so only pursuant to a registration statement or by disposition exempt from registration requirements under the 1933 Act.

                  (e) LEGEND. (i) The Notes which the Subscriber is acquiring pursuant to this Agreement shall bear the following legend:

            "THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO TELEPAD CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED."

                        (ii) The Shares of Common Stock issuable upon the conversion of the Notes which the Subscriber is acquiring pursuant to this Agreement shall bear the following legends:

            "THESE SHARES OF COMMON STOCK HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES OF COMMON STOCK MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO TELEPAD CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED."

            "THESE SHARES OF COMMON STOCK ARE SUBJECT TO THE TERMS AND PROVISIONS OF THE SHARES ESCROW AGREEMENT EXECUTED BY AND AMONG TELEPAD CORPORATION, GRUSHKO & MITTMAN, AS ESCROW AGENT, AND THE PARTIES IDENTIFIED ON SCHEDULE A THERETO. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT IN CONFORMITY WITH THE TERMS AND PROVISIONS OF SUCH SHARES ESCROW AGREEMENT."

                  (f) CORRECTNESS OF REPRESENTATIONS. The Subscriber represents that the foregoing representations and warranties are true and correct as of the date hereof and, unless the Subscriber otherwise notifies the Company prior to the Closing Date (as hereinafter defined), shall be true and correct as of the Closing Date. The foregoing representations and warranties shall survive the Closing Date.

            2. COMPANY REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to and agrees with the Subscriber that:

                  (a) DUE INCORPORATION. The Company and each of its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the business, operations or prospects or condition (financial or otherwise) of the Company.

                  (b) OUTSTANDING STOCK. All issued and outstanding shares of capital stock of the Company and each of its subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable.

                  (c) AUTHORITY; ENFORCEABILITY. This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; and the Company has full corporate power and authority necessary to enter into this Agreement and to perform its obligations hereunder.

                  (d) ADDITIONAL ISSUANCES. There are no outstanding agreements or preemptive or similar rights affecting the Company's common stock and no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of, any shares of common stock or equity of the Company or other equity interest in any of the subsidiaries of the Company, except as described in the Reports or Other Written Information.

                  (e) CONSENTS. No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its affiliates is required for execution of this Agreement, including, without limitation issuance and sale of the Securities, or the performance of the Company's obligations hereunder.

                  (f) NO VIOLATION OR CONFLICT. Assuming the representations and warranties of the Subscriber in Paragraph 1 are true and correct and the Subscriber complies with its obligations under this Agreement, neither the issuance and sale of the Securities nor the performance of its obligations under this Agreement by the Company will:

                        (i) violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice of the lapse of time or both would be reasonably likely to constitute a default) under (A) the articles of incorporation, charter or bylaws of the Company, or any of its affiliates, (B) to the Company's knowledge any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company, or any of its affiliates of any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates or over the properties or assets of the Company, or any of its affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company, or any of its affiliates is a party, by which the Company, or any of its affiliates is bound, or to which any of the properties of the Company, or any of its affiliates is subject, or (D) the terms of any "lock-up" or similar provision of any underwriting or similar agreement to which the Company, or any of its affiliates is a party; or

                        (ii) result in the creation or imposition of any lien, charge or encumbrance upon the Securities or any of the assets of the Company, or any of its affiliates.

                  (g)   THE SECURITIES. The Securities upon issuance:

                        (i) are, or will be, free and clear of any security interests, liens, claims or other encumbrances except as otherwise provided pursuant to this Agreement;

                        (ii) have been, or will be, duly and validly authorized and on the date of issuance and on the Closing Date, as hereinafter defined, and the date the Warrants are exercised according to their terms, as the case may be, the Shares, and the Warrants and common stock issuable upon exercise of the Warrants, will be duly and validly issued, fully paid and nonassessable, except as otherwise provided in this Agreement, and if registered under the Securities Act of 1933, as amended, or otherwise exempt, free trading and unrestricted;

                        (iii) will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company;

                        (iv) will not subject the holders thereof to personal liability by reason of being such holders; and

                        (v) the Company Shares, are quoted on, and are listed for trading on the NASDAQ SmallCap Market. Except as set forth on Schedule 2(g)(v), the Company has received no notice, either oral or written, with respect to the continued eligibility of the Common Stock for such listing, and the Company has maintained all requirements for the continuation of such listing.

                  (h) LITIGATION. There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates that would materially affect the execution by the Company or the performance by the Company of its obligations under this Agreement.

                  (i) REPORTING COMPANY. The Company is a publicly-held company whose common stock is (and has been for the past twelve months) registered pursuant to Section 12(g) of the Securities Exchange Act of 1934 (the "1934 Act") and is duly listed for trading on the NASDAQ SmallCap Market. Pursuant to the provisions of the 1934 Act, the Company has timely filed all reports and other materials required to be filed thereunder with the Securities and Exchange Commission during the preceding twelve months, and is eligible presently and as of the Closing Date to file a Form S-3 to register the Company Shares.

                  (j) NO MARKET MANIPULATION. The Company has not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the common stock of the Company to facilitate the sale or resale of the Company Shares or affect the price at which the Shares may be issued.

                  (k) INFORMATION CONCERNING COMPANY. The Reports and Other Written Information contain all material information relating to the Company and its operations and financial condition as of their respective dates which information is required to be disclosed therein. Since the date of the financial statements set forth in the Reports, and except as modified in the Other Written Information, there has been no material adverse change in the Company's business, financial condition or affairs not disclosed in the Reports. The Reports and Other Written Information do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (l) DILUTION. The number of Shares issuable upon conversion of the Note may increase substantially in certain circumstances, including, but not necessarily limited to, the circumstance wherein the trading price of the Common Stock declines prior to conversion.

The Company specifically acknowledges that its obligation to issue the Securities is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company.

                  (m) STOP TRANSFER. The Company has not issued, and will not issue any stop transfer order or other order impeding the sale and delivery of the Securities.

                  (n) DEFAULTS. Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation or ByLaws. Except as described in the Reports and Other Written Information, neither the Company nor any of its subsidiaries is (i) in default under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a material adverse effect on the Company, (ii) in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters, or (iii) to its knowledge in violation of any statute, rule or regulation of any governmental authority material to its business.

                  (o) NO INTEGRATED OFFERING. Neither the Comany, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of NASDAQ SmallCap, as applicable, nor will the Company or any of its subsidiaries take any action or steps that would require or cause the offering of the Securities to be integrated with other offerings. The Company has not conducted and will not conduct any offering that will be integrated with the issuance of the Securities solely for purposes of Rule 4460(i) of the NASDAQ Stock Market, Inc.'s Marketplace Rules.

                  (p) NO GENERAL SOLICITATION. Neither the Company, nor any of its affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Act) in connection with the offer or sale of the Securities.

                  (q) USE OF PROCEEDS. The Company will use not less than $1,000,000 of the proceeds of this subscription and other subscriptions in this offering aggregating $1,500,000 exclusively to pay the cash portion of the acquisition by the Company of all the shares of L&E Mobile Computer Mounts, Incorporated (a Pennsylvania corporation) pursuant to a form of Shares Purchase Agreement provided to counsel to Subscriber. The Closing on this Subscription Agreement is contingent on a concurrent closing of the acquisition of L&E pursuant to the Shares Purchase Agreement.

                  (r) CORRECTNESS OF REPRESENTATIONS. The Company represents that the foregoing representations and warranties are true and correct as of the date hereof and, unless the Company otherwise notifies the Subscriber prior to the Closing Date, shall be true and correct as of the Closing Date. The foregoing representations and warranties shall survive the Closing Date.

            3. REGULATION D OFFERING. This Offering is being made pursuant to the exemption from the registration provisions of the Securities Act of 1933, as amended, afforded by Rule 506 of Regulation D promulgated thereunder. On the Closing Date, the Company will provide an opinion acceptable to Subscriber from the Company's legal counsel opining on the availability of the Regulation D exemption as it relates to the offer and issuance of the Securities, and conversion of the Note and exercise of the Warrants. A form of the legal opinion is annexed hereto as Exhibit C.

            4. CONVERSION OF NOTE. The Note will be immediately convertible by Subscriber.

            5. REVERSE SPLIT. The Company shall give the Subscriber not less than twenty (20) days' prior written notice of any proposed combination of shares or other reclassification or recapitalization of the common stock resulting in a reduction of the number of Shares issuable upon conversion of the Note, and the Subscriber shall have the right to consult with the Company with respect to such proposed combination or recapitalization.

            6. LEGAL FEES/COMMISSIONS. The Company shall pay to Grushko & Mittman as counsel to the Subscribers its bill for $17,500 for services rendered to the Subscriber in reviewing this Agreement and other subscription agreements for the aggregate subscription amounts of up to $1,500,000. The Company will pay at the time of Closing an aggregate cash commission of ten percent (10%) of the principal amount of the Note subscribed for, to the Placement Agents identified on Schedule D hereto. The Company will also issue the Warrants to the Placement Agents at the time of Closing. The commissions and legal fees will be payable out of funds held pursuant to a Funds Escrow Agreement to be entered into by the Company and Subscriber. Additional aggregate cash commissions of 10% will be payable to the Placement Agents in connection with any funds raised by the Company by exercise of the Put described in Section 11 of this Subscription Agreement.

            7.1. COVENANTS OF THE COMPANY. The Company covenants and agrees with the Subscriber as follows:

                  (a) The Company will advise the Subscriber, promptly after it receives notice of issuance by the Securities and Exchange Commission (the "Commission"), any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending the use of any offering of any securities of the Company, or of the suspension of the qualification of the common stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

                  (b) The Company shall promptly secure the listing of the Company Shares and Common Stock issuable upon the exercise of the Warrants upon each national securities exchange, or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain so long as any other shares of Common Stock shall be so listed, such listing of all Common Stock from time to time issuable upon conversion of the Note and exercise of the Warrants. The Company will use its reasonable efforts to maintain the listing and trading of its Common Stock on NASDAQ SmallCap Market, and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers ("NASD") and such exchanges, as applicable. The Company shall promptly provide to each Subscriber copies of any notices it receives regarding the continued eligibility of the Common Stock for listing on such exchanges or quotation systems, or any other exchange or quotation system on which the Common Stock is then listed.

                  (c) The Company shall notify the SEC, NASD and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities and promptly provide copies thereof to the Subscriber.

                  (d) Until at least three (3) years after the effectiveness of the Registration Statement on Form S-3 or such other Registration Statement described in Section 10.1(iv) hereof, the Company will use its reasonable efforts (i) to cause its Common Stock to continue to be registered under Sections 12(b) or 12(g) of the Exchange Act, (ii) to comply in all respects with its reporting and filing obligations under such Exchange Act, and (iii) to comply with all requirements related to any registration statement filed pursuant to this Agreement. The Company will not take any action or file any document (whether or not permitted by the Act or the Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Acts, except as permitted herein, until the earlier of (i) three (3) years after the effectiveness of the Registration Statement on Form S-3 or such other Registration Statement described in Section 10.1(iv) hereof, (ii) repayment of the amounts due under Notes, or (iii) the sale by the Subscribers and Placement Agents of all the shares of common stock issuable by the Company pursuant to this Agreement. Until at least three (3) years after the Warrants have been converted into Common Stock, the Company will take all action within its power to continue the listing or trading of its Common Stock on the NASDAQ SmallCap Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the NASD and NASDAQ.

            7.2.  COVENANTS OF SUBSCRIBER.

                  (a) The Subscriber covenants and agrees to provide for itself and any beneficial holder of a Note or other securities issuable pursuant to this Agreement all information and documents reasonably required by the Company for the Company to comply with its governmental and regulatory obligations including but not limited to Securities and Exchange Commission, blue sky and NASDAQ requirements.

                  (b) The Subscriber agrees and covenants to comply with all regulations of the United States Securities and Exchange Commission applicable to the Securities and Put Note.

                  (c) The Subscriber agrees and covenants that it will not directly or indirectly engage in the short selling of the Company's securities prior to the repayment or conversion of the Note, and if applicable, the Put Note.

            8.    COVENANTS   OF   THE   COMPANY   AND   SUBSCRIBER    REGARDING
                  INDEMNIFICATIONS.

                  (a) The Company agrees to indemnify, hold harmless, reimburse and defend Subscriber against any claim, costs, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon Subscriber which results, arises out of or is based upon (i) any material misrepresentation by Company or material breach of any warranty by Company in this Agreement or in any Exhibits or Schedules attached hereto, or Reports or other Written Information; or (ii) any material breach or default in performance by Company of any covenant or undertaking to be performed by Company hereunder.

                  (b) Subscriber agrees to indemnify, hold harmless, reimburse and defend the Company at all times against any claim, costs, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company which results, arises out of or is based upon (a) any material misrepresentation by Subscriber or material breach of any warranty by Subscriber in this Agreement or in any Exhibits or Schedules attached hereto; or (b) any material breach or default in performance by Subscriber of any covenant or undertaking to be performed by Subscriber hereunder.

            9.    DELIVERY OF SHARES ON CONVERSION.

                  a. Upon the conversion of the Note or part thereof, and exercise of the Warrants, the Company shall, at its expense, take all necessary and reasonable action, including the issuance of an opinion of counsel, to assure that the Company's transfer agent shall issue stock certificates without restrictive legend or stop orders (if such issuance is subsequent to the effective date of a registration statement described in Section 10 hereof) in the name of Subscriber (or its nominee) or such other persons as designated by Subscriber) and in such denominations to be specified at conversion representing the number of shares of common stock issuable upon such conversion, as applicable. The Company warrants that no instructions other than these instructions will be given to the transfer agent of the Company's Common Stock.

                  b. Subscriber will give notice of its decision to exercise its right to convert the Note or part thereof by telecopying an executed and completed notice of Conversion to the Company or Escrow Agent (described in Section 9(f) below) and delivering within five business days thereafter, the original Note to the escrow agent or to the Company by express courier. Each date on which a Notice of Conversion is telecopied to the Company or Escrow Agent in accordance with the provisions hereof shall be deemed a Conversion Date. The Company will or cause the transfer agent or escrow agent [as described in Section 9(f) below], as the case may be, to transmit the Company's common stock certificates representing the Shares issuable upon conversion of the Note (and a Note representing the balance of the Note not so converted) to the Subscriber via express courier for receipt by such Subscriber within ten business days after receipt by the Company or escrow agent of the original Note (the "Delivery Date").

                  c. The Company understands that a delay in the delivery of the Shares in the form required pursuant to Section 9 hereof, and failure to deliver a Note representing the unconverted balance of the Note tendered for conversion beyond the Delivery Date could result in economic loss to the Subscriber. As compensation to the Subscriber for such loss, the Company agrees to pay late payments to the Subscriber for late issuance of Shares in the form required pursuant to Section 9 hereof upon Conversion of the Note and late delivery of a Note for the unconverted portion of a Note, in the amount of $100 per business day after the Delivery Date for each $10,000 of Note principal amount being converted and per $10,000 of Note principal for which a Note is not delivered. The Company shall pay any payments incurred under this Section in immediately available funds upon demand. Furthermore, in addition to any other remedies which may be available to the Subscriber, in the event that the Company fails for any reason to effect delivery of the Shares within ten business days after the Delivery Date, the Subscriber will be entitled to revoke the relevant Notice of Conversion by delivery of a notice to such effect to the Company whereupon the Company and the Subscriber shall each be restored to their respective positions immediately prior to the delivery of such notice of revocation, except that late payment charges described above shall be payable through the date notice of revocation is given to the Company. A delay arising out of a default by the Escrow Agent (identified in Section 9(e) hereof), or action or omission of the Subscriber shall not be deemed a default by the Company.

                  d. Nothing contained herein or in any document referred to herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder or pursuant to the Note exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Subscriber and thus refunded to the Company.

                  e.    The  Company  shall  deliver to  Grushko & Mittman  (the
"Escrow Agent"), prior or on the Closing Date 10,000 shares of Common Stock of the Company for each $10,000 of principal amount of Notes subscribed for, (the "Escrowed Shares") to be held in escrow. While held in escrow, the Escrowed Shares and any additional shares of Common Stock which may be later delivered by the Company to be held in escrow as set forth below shall not be deemed issued and outstanding for any purpose nor shall any holder of the Note have any voting or dispositive rights thereto for so long as such Shares are held in escrow. The terms and conditions of escrow shall be set forth in a shares escrow agreement in the form annexed as Exhibit E hereto (the "Escrow Agreement"). The Company shall deliver to the Escrow Agent, from time to time, at the request of the Subscriber within seven (7) business days after notice to the Company of such request, such additional Company Shares as would be necessary to allow conversion of the entire principal and interest of the Note at the then applicable Conversion Price, as defined in Section 2 of the Note, and deliver without demand or notice such additional Shares pursuant to the terms of Section 2 of the Note (collectively, the "Additional Shares"), subject to the limitations and requirements of Section 9(f) of this Agreement. All such Shares delivered to the Escrow Agent shall include the legends set forth in Section 2.1(e)(ii) of this Agreement.

                  f. The Company and Subscriber agree that until the Company either obtains shareholder approval of the issuance of the Shares, or an exemption from NASDAQ's corporate governance rules as they may apply to the Shares, the Subscriber may not and will not convert the Notes into more than the number of Shares designated on the signature page hereof. The Company represents that this number together with the aggregate of such amounts designated for all investors in the $1,500,000 offering to which this Subscription Agreement relates, and the Shares of Common Stock to be issued with respect to the acquisition of L&E is not greater than 19.99% of the shares of Company's common stock outstanding on the Closing Date. The Company undertakes to obtain the approval of its shareholders required pursuant to the NASDAQ's corporate governance rules to allow conversion of the entire Note and exercise of all the Warrants and conversion of the Put Note. The Company covenants to obtain the shareholder approval no later than 60 days from the Closing Date. Failure to obtain shareholder approval on or before 60 days from the Closing Date shall be deemed an Acceleration Event pursuant to Article III of the Note, but only to the extent of the Note that may not be converted due to the Company's failure to obtain such shareholder approval.

            10.   REGISTRATION RIGHTS; PROCEDURE; INDEMNIFICATION.

                  10.1. REGISTRATION RIGHTS. The Company hereby grants the following registration rights to holders of the Company Shares and the Warrants (hereinafter "Seller" or "Holder").

                        (i) On one occasion, for a period commencing 125 days after the Closing Date, but not later than three years from the date hereof, the Company, to the extent not otherwise included in a registration statement, upon a written request therefor from any record holder or holders of more than 50% of the aggregate of the Company's Shares and Common Stock issuable upon exercise of the Warrants (the Company Shares and Common Stock issuable upon exercise of the Warrants and all common stock issuable by virtue of ownership of any of the Securities being the "Registrable Securities"), shall prepare and file with the SEC a registration statement under the Act covering the Registrable Securities which are the subject of such request. In addition, upon the receipt of such request, the Company shall promptly give written notice to all other record holders of the Registrable Securities that such registration statement is to be filed and shall include in such registration statement Registrable Securities for which it has received written requests within 20 days after the Company gives such written notice. Such other requesting record holders shall be deemed to have exercised their demand registration right under this Section 10.1. As a condition precedent to the inclusion of Registrable Securities, the holder thereof shall provide the Company with such information, and representations and warranties as the Company reasonably requests. The obligation of the Company under this Section 10.1(i) shall be limited to one registration statement.

                        (ii) If the Company at any time proposes to register any of its securities under the Act for sale to the public, whether for its own account or for the account of other security holders or both, except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public, provided the Registrable Securities are not otherwise registered for resale by the Subscriber pursuant to an effective registration statement, each such time it will give at least 15 days' prior written notice to the record holder of the Registrable Securities of its intention so to do. Upon the written request of the holder, received by the Company within 10 days after the giving of any such notice by the Company, to register any of the Registrable Securities, the Company will cause such Registrable Securities as to which registration shall have been so requested to be included with the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent required to permit the sale or other disposition of the Registrable Securities so registered by the holder of such Registrable Securities (the "Seller"). In the event that any registration pursuant to this Section 10.1(ii) shall be, in whole or in part, an underwritten public offering of common stock of the Company, the number of shares of Registrable Securities to be included in such an underwriting may be reduced by the managing underwriter if and to the extent that the Company and the underwriter shall reasonably be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that the Company shall notify the Seller in writing of any such reduction. Notwithstanding the forgoing provisions, the Company may withdraw any registration statement referred to in this Section 10.1(ii) without thereby incurring any liability to the Seller.

                        (iii) If, at the time any written request for registration is received by the Company pursuant to Section 10.1(i), the Company has determined to proceed with the actual preparation and filing of a registration statement under the Act in connection with the proposed offer and sale for cash of any of its securities for the Company's own account, such written request shall be deemed to have been given pursuant to Section 10.1(ii) rather than Section 10.1(i), and the rights of the holders of Registrable Securities covered by such written request shall be governed by Section 10.1(ii) except that the Company, if any, may not withdraw such registration or limit the amount of Registrable Securities included in such registration.

                        (iv) The Company shall file with the Commission, within sixty (60) days of the Closing Date, and cause to be declared effective a Form S-3 registration statement in order to register the Registrable Securities for resale and distribution under the Act. The registration statement described in this paragraph must be declared effective by the Commission within 120 days of the Closing Date. The Company will register not less than 20,000 shares of Common Stock in the S-3 registration statement for each $10,000 of Aggregate Principal Amount of Note as set forth on the signature page hereto and one share of Common Stock for each share of Common Stock issuable upon exercise of the Warrants. These shares to be registered shall be reserved and set aside exclusively for the benefit of the Subscriber and Placement Agents and not issued, employed or reserved for anyone other than the Subscriber and Placement Agents. It is the intention of the parties that these shares include the Additional Shares described in Section 9 hereof. No Shares or other securities of the Company, other than the Registrable Securities and the Put Shares may be included in the registration statement required pursuant to this section. In the event the Company may not employ an S-3 Registration Statement, then the Company will file such other form of registration statement as is appropriate to register the Registrable Securities including Form S-1. One-fifth (1/5) of the principal amount of the Note and a Note representing one-fifth (1/5) of the principal amount of the Aggregate Principal Amount of Note purchased by the Subscriber as set forth on the signature page of this Subscription Agreement ("Registration Escrow") shall be held in escrow pursuant to the Funds Escrow Agreement until the acceptance for filing by the Securities and Exchange Commission of the registration statement described in this Section 10.1(iv). In the event the registration statement relating to the Registrable Securities is not filed within 60 days from the Closing Date, then the Registration Escrow shall be employed as a non-exclusive remedy, to pay the damages described in
Section 10.2(j) of this Subscription Agreement. In the event the Registration Statement is not filed within 60 days from the Closing Date, unless otherwise agreed to in writing by the Subscriber, then one-fifth of the principal amount of the Note shall be released to the Subscriber, and the Note representing one-fifth of the Aggregate Principal Amount of Note purchased shall be returnable to the Company. In such event the Company shall not be released from any of its obligations under this Subscription Agreement or any agreement delivered in connection herewith including the Company's obligations pursuant to this Section 10 except that the Company shall no longer be required to file a registration statement in connection with only those Common Shares issuable by virtue of the Note returned to the Company. Damages shall not accrue to the Subscriber in relation to the Note releasable to the Company from and after the date the corresponding portion of the Aggregate Principal Amount of Note is returned to the Subscriber except that interest shall accrue on the Note and be payable by the Company to the Holder until the date the funds portion of the Registration Escrow is returned to the holder of the Note returnable to the Company. The accrued interest on the Note released to the Company shall be payable in cash immediately upon demand. To the extent any part of the funds portion of the Registration Escrow is released to the Subscriber, then that portion of the Registration Escrow may, at the Subscriber's election, first be applied in satisfaction of payment by the Company of damages accrued to such Subscriber under Section 9(e) and Section

10.2(j). Anything to the contrary herein or in the Funds Escrow Agreement notwithstanding, the Note portion of the Registration Escrow will not be released to the Company until all outstanding monetary obligations to the Subscriber are satisfied. The Subscriber may elect to satisfy any such outstanding Company obligations by converting such dollar amount at the Conversion Price, as defined in the Note. In such event, common shares issued on such conversion are granted all registration rights described herein, including but not limited to the registration rights described in Section 10.1(iv) hereof.

            10.2. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions hereof to effect the registration of any shares of Registrable Securities under the Act, the Company will, as expeditiously as possible:

                  (a) prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided):

                  (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Act with respect to the disposition of all of the Registrable Securities covered by such registration statement in accordance with the Seller's intended method of disposition set forth in such registration statement for such period;

                  (c) furnish to the Seller, and to each underwriter if any, such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or their disposition of the securities covered by such registration statement;

                  (d) use its best efforts to register or qualify the Seller's Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the Seller and, in the case of an underwritten public offering, the managing underwriter shall reasonably request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

                  (e)   list  the   Registrable   Securities   covered  by  such
registration statement with any securities exchange on which the Common Stock of the Company is then listed;

                  (f) immediately notify the Seller and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                  (g) make available for inspection by the Seller, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by the Seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by the seller, underwriter, attorney, accountant or agent in connection with such registration statement.

                  (h) at the request of the Seller, provided a demand for registration has been made pursuant to Section 10.1(i) or a request for registration has been made pursuant to Section 10.1(ii), the Registrable Securities will be included in a registration statement filed pursuant to this
Section 10. In the event of a firm commitment underwritten public offering in which the Registrable Securities are so included, the lockup, if any, requested by the managing underwriter may not exceed ninety (90) days after the effective date thereof.

                  (i) In connection with each registration hereunder, the Seller will furnish to the Company in writing such information with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws. In connection with each registration pursuant to Section 10.1(i) or 10.1(ii) covering an underwritten public offering, the Company and the Seller agree to enter into a written agreement with the managing underwriter in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

                  (j) The Company and the Subscriber agree that the Seller will suffer damages if any registration statement required under Section 10.1(i) or 10.1(ii) above is not filed within 45 days after request by the Holder and not declared effective by the Commission within 130 days after such request [or 60 days and 120 days, respectively, after the Closing Date in reference to the Registration Statement on Form S-3 or such other form described in Section 10.1(iv)], and maintained in the manner and within the time periods contemplated by Section 10 hereof, and it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if (i) the Registration Statement described in Sections 10.1(i) or 10.1(ii) is not filed within 45 days of such request, or is not declared effective by the Commission on or prior to the date that is 130 days after such request, or (ii) the registration statement on Form S-3 or such other form described in Section 10.1(iv) is not filed within 60 days after the Closing Date or not declared effective within 120 days of the Closing Date, or (iii) any registration statement described in Sections 10.1(i), 10.1(ii) or 10.1(iv) is filed and declared effective but shall thereafter cease to be effective (without being succeeded immediately by an additional registration statement filed and declared effective) for a period of time which shall exceed 30 days in the aggregate per year but not more than 20 consecutive calendar days (defined as a period of 365 days commencing on the date the Registration Statement is declared effective) (each such event referred to in clauses (i), (ii) and (iii) of this Section 10.2(j) is referred to herein as a "Non-Registration Event"), then, for so long as such
Non-Registration Event shall continue, the Company shall pay in cash as Liquidated Damages to each holder of any Note an amount equal to two (2%) percent per month for the initial thirty (30) days or part thereof and three (3%) percent per month, or part thereof, thereafter, of the principal amount of the Note then owned of record by such holder as of immediately following the occurrence of such Non-Registration Event, unless such Non-Registration Event arises from Subscriber's material default of Subscriber's obligations hereunder. Payments to be made pursuant to this Section 10.2(j) shall be due and payable immediately upon demand in immediately available funds. At the Company's election, the Liquidated Damages payable in connection with the initial 60 day period after the occurrence of a Non-Registration Event arising from a Registration Statement required pursuant to Section 10.1(iv) hereof not being declared effective by the Commission on or before 120 days after the Closing Date, may be paid by the Company in common stock at a per share value equal to the Conversion Price (as defined in the Note) that would then be in effect on each day that such Non-Registration Event occurs or is continuing. A Non-Registration Event arising from the Registration Statement described in
Section 10.1(iv) hereof not being declared effective by the Commission within 120 days from the date hereof, shall not be deemed an Acceleration Event under the Note unless such Non-Registration default occurs or is continuing from and after 180 days after the Closing Date. In the event the Company may not employ an S-3 Registration Statement, then the Company will file such other form of registration statement as is appropriate to register the Registrable Securities.

            10.3. EXPENSES. All expenses incurred by the Company in complying with Section 10, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, fee of one counsel, if any, to represent all the Sellers, and costs of insurance are called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Registrable Securities, including any fees and disbursements of any special counsel to the Seller, are called "Selling Expenses". The Seller shall pay the fees of its own additional counsel, if any.

                  The Company will pay all Registration Expenses in connection with the registration statement under Section 10. All Selling Expenses in connection with each registration statement under Section 10 shall be borne by the Seller in proportion to the number of shares sold by the Seller relative to the number of shares sold under such registration statement or as all Sellers thereunder may agree.

            10.4. INDEMNIFICATION AND CONTRIBUTION.

                  (a) In the event of a registration of any Registrable Securities under the Act pursuant to Section 10, the Company will indemnify and hold harmless the Seller, each officer of the Seller, each director of the Seller, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such Seller or underwriter within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which the Seller, or such underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities was registered under the Act pursuant to
Section 10, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Seller, the underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus.

                  (b) In the event of a registration of any of the Registrable Securities under the Act pursuant to Section 10, the Seller will indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of the Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the Act pursuant to Section 10, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Seller, as such, furnished in writing to the Company by such Seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of the Seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the Registrable Securities sold by the Seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the gross proceeds received by the Seller from the sale of Registrable Securities covered by such registration statement.

                  (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 10.4(c) and shall only relieve it from any liability which it may have to such indemnified party under this Section 10.4(c) if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 10.4(c) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

                  (d) In order to provide for just and equitable contribution in the event of joint liability under the Act in any case in which either (i) the Seller, or any controlling person of the Seller, makes a claim for indemnification pursuant to this Section 10.4 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 10.4 provides for indemnification in such case, or (ii) contribution under the Act may be required on the part of the Seller or controlling person of the Seller in circumstances for which indemnification is provided under this Section 10.4; then, and in each such case, the Company and the Seller will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Seller is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, provided, however, that, in any such case, (A) the Seller will not be required to contribute any amount in excess of the public offering price of all such securities offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

            11.1. FUTURE OFFERINGS.

                  (a) OFFERING RESTRICTION. Until the later of (i) the effective date of the S-3 Registration Statement or such other form of registration statement described in Section 10.1(iv) hereof, or (ii) 180 days after the Closing Date, and so long as Subscriber is not in default under
Section 11.2, the Company and its subsidiaries will not issue any equity, or convertible debt or other securities or conduct any public or private offering without the consent of the Subscribers holding a majority of the outstanding principal amount of the Notes issued in the $1,500,000 offering to which this Subscription Agreement relates, if such offering would or could result in the issuance of Common Stock or any other security of the Company that would be freely tradable on the books of the Company, with or without registration with the Securities and Exchange Commission or in reliance on any exemption from registration prior to the effective date of a Registration Statement described in Sections 10.1(i) or 10.1(iv) relating to all the Registrable Securities. The foregoing notwithstanding, the Company may raise no more than $1,000,000 in non-convertible debt financing on reasonable commercial terms. In such event, the security interest to be granted to the Subscriber in the Company's assets will be subordinate to such $1,000,000 financing. Subscriber must be given not less than seven (7) business days prior notice of such financing.

                  (b) RIGHT OF FIRST REFUSAL. Until the end of the period described in Section 11.1(a) above, the Subscriber shall be given not less than ten (10) business days prior written notice of any proposed sale by the Company of its common stock or other securities. The Subscriber shall have the right during the seven (7) business days following the notice to agree to purchase an amount of securities in the same proportion as being purchased in the aggregate offering to which this Subscription Agreement relates (i.e. $1,500,000 in the aggregate), of those securities proposed to be issued and sold, in accordance with the terms and conditions set forth in the notice of sale. In the event such terms and conditions are modified during the notice period, the Subscriber shall be given prompt notice of such modification and shall have the right during the original notice period or for a period of ten (10) business days following the notice of modification, whichever is longer, to exercise such right.

            11.2. OBLIGATION TO PURCHASE.

                  (a) The Subscriber agrees to purchase from the Company a Convertible Note of the Company (the "Put Note") in the principal amount and for the aggregate consideration designated on the signature page hereof (the "Put"). The Put may be exercised by the Company only during the forty-five (45) day period commencing thirty (30) days after the effective date of the S-3 or such other form of Registration Statement described in Section 10.1(iv) hereof ("Put Period").

                  (b) The agreement to purchase the Put Note is contingent on the Company filing a registration statement relating to the common shares issuable upon conversion of the Put Note ("Put Shares") with the Securities and Exchange Commission on Form S-3 or such other registration statement described in Section 10.1(iv) of this Subscription Agreement or another form suitable for such purpose and with such States reasonably designated by the Purchaser on or before 60 days from the Closing Date, and such registration statement being declared effective by the Securities and Exchange Commission on or before 180 days from the Closing Date.

                  (c) The agreement to purchase is further contingent on the following:

                     (1) As of the effective date of the registration statement described in Section 11.2(b), and the Put Date (as hereinafter defined), the Company will be a full reporting company with the class of Shares registered pursuant to Section 12(g) of the Securities Exchange Act of 1934.

                     (2) The Company's Common Stock will have traded at an average daily trading volume of 75,000 shares for the thirty trading days prior to the Put Date with an average daily closing bid price of not less than $1.00 per share for the same period.

                     (3) The Company's financial condition will be at least equivalent to the Company's financial condition as reported in the Company's most recent financial statements included in the Reports and Other Information and the Company will not have experienced the occurrence of an adverse material event.

                     (4) None of the following events of default shall have occurred or be continuing:

                        (i) The Company shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed.

                        (ii) Any money judgment, writ or similar process shall be entered or filed against Company or any of its property or other assets for more than $50,000, and shall remain unvacated, unbonded or unstayed for a period of forty-five (45) days.

                        (iii) Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company.

                        (iv) Delisting of any of the Company's securities from the NASDAQ SmallCap Market or such other principal exchange on which such security is listed for trading, except for the Boston Exchange.

                        (v) A concession by the Company of a default under any one or more obligation in an aggregate monetary amount in excess of $50,000.

                        (vi)  An  SEC  stop  trade   order  or  NASDAQ   trading
suspension, if either applies for a period of ten days or longer.

                        (vii) Any representation or warranty of the Company made in this Subscription Agreement or in connection herewith, or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith shall be materially false or misleading.

                        (viii)The occurrence of a Non-Registration Event as described in Section 10.2(j) of this Subscription Agreement.

                        (ix)  Any  material   default  by  the  Company  of  any
covenant or undertaking described in this Subscription Agreement or any document delivered in connection herewith.

                        (x) Any material default by the Company under the Note, including the occurrence of an Acceleration Event as defined in the Note.

                     (5) A Closing shall have occurred on an aggregate of $1,500,000 on the same terms and conditions described in this Subscription Agreement.

                     (6) The Put Shares on the Put Date (as hereinafter defined) will be free- trading, unrestricted, unlegended and not subject to volume or other resale limitations.

                     (7) The timely obtainment of the exemption from NASDAQ's corporate governance rules or the approval of its shareholders of the issuance of the Shares upon conversion of the Notes, Put Notes, and exercise of the Warrants as described in Section 9(f) of this Subscription Agreement.

                  (d) The Subscriber is required to purchase the Put Note within ten (10) business days of notice by the Company that the Company is exercising the Put ("Put Notice"). The Put may be exercised by the Company only one time. The date notice is given is the "Put Date". Unless otherwise agreed to by the Subscribers, Put Notices must be given to all Subscribers undertaking to purchase Put Shares in the $1,500,000 offering to which this Subscription Agreement relates in the same proportion to their investment in the $1,500,000 offering to which this Subscription Agreement relates. Payment for the Put Note will be made upon receipt of the Put Note by the Subscriber or by Grushko & Mittman as escrow agent.

                  (e) The Put Note will be nearly identical to the Note annexed hereto as Exhibit A and subject to the same terms as contained in this Subscription Agreement except for Section 11 of this Subscription Agreement. A form of Put Note is annexed as Exhibit F hereto.

                  (f) As a further condition of the exercise of the Put, the Company is required to execute all documents reasonably necessary to memorialize the rights and obligations of each of the parties.

                  (g) As a further condition of the exercise of the Put, the Subscriber is required to execute all documents reasonably necessary to memorialize the rights and obligations of each of the parties.

                  (h) The Company shall not be entitled to exercise the Put without the consent of the Subscriber, in connection with an amount of Put Note principal which corresponds to that number of Put Shares which would be issuable upon conversion of the Put Note on the Put Date, in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Subscriber and its affiliates on the Closing Date, and (ii) the number of shares of Common Stock issuable upon the exercise of the Put with respect to which the determination of this proviso is being made on a Put Date, which would result in beneficial ownership by the Subscriber and its affiliates of more than 9.99% of the outstanding shares of Common Stock of the Company. For the purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder, except as otherwise provided in clause (i) of such proviso.

                  (i) The Company may not exercise the Put at any time when there is not then an effective registration statement relating to the Put Shares, nor on or within five trading days of any trading suspension of any of the Company's securities.

                  (j) The Company irrevocably agrees to exercise the Put in connection with not less than 33% of the Aggregate Put Consideration subject to the Put being exercisable hereunder. During the Put Period, the Subscriber may exercise the Put on the Company's behalf for an amount up to 33% of the Aggregate Put Consideration subject to the Put being exercisable hereunder but only to the extent the Company has not previously exercised the Put in an amount up to 33% of the Aggregate Put Consideration.

                  (k) In the event the Subscriber fails to comply with a valid Put Notice, then the Company will be released from its obligations to the Subscriber pursuant to Section 11(a) and Section 11(b) hereof.

            12. SECURITY INTEREST. The Company shall grant the Subscriber a senior security interest in certain of its assets pursuant to a Security Agreement. Except as described in Section 11(a) hereof, the security interest shall be effective until the later of (i) the effective date of the S-3 Registration Statement described in Section 10.1(iv) hereof, and (ii) until the Company has deposited or replaced the shares deposited in escrow pursuant to
Section 9(e) hereof, with unlegended, unrestricted, registered common shares of the Company sufficient to allow complete conversion of the Note at the Conversion Price that would be in effect on the day the S-3 Registration Statement is declared effective. In the event an Acceleration Event, as defined in the Note, shall have occurred, then the security interest shall remain in effect until the Note has been satisfied or converted.

            13.   MISCELLANEOUS.

                  (a) NOTICES. All notices or other communications given or made hereunder shall be in writing and shall be personally delivered or deemed delivered the first business day after being telecopied (provided that a copy is delivered by overnight courier) to the party to receive the same at its address set forth below or to such other address as either party shall hereafter give to the other by notice duly made under this Section: (i) if to the Company, to TelePad Corporation, 380 Herndon Parkway, Suite 1900, Herndon, Virginia 22070, telecopier number: (703) 834-1235, with a copy via telecopier to: Parker, Chapin, Flattau & Klimpl, Attn: Henry Rothman, Esq., (212) 704-6288, and (ii) if to the Subscriber, to the name, address and telecopy number set forth on the signature page hereto.

                  (b) CLOSING. The consummation of the transactions contemplated herein shall take place at the offices of Grushko & Mittman, 277 Broadway, Suite 801, New York, New York 10007, upon the satisfaction of all conditions to Closing set forth in this Agreement. The closing date shall be the date that subscriber funds representing the net amount due the Company from aggregate subscriptions of $1,500,000 are transmitted by wire transfer to the Company and the Registration Escrow is received by the Escrow Agent identified in the Funds Escrow Agreement (the "Closing Date").

                  (c) ENTIRE AGREEMENT; ASSIGNMENT. This Agreement represents the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties. No right or obligation of either party shall be assigned by that party without prior notice to and the written consent of the other party.

                  (d) EXECUTION. This Agreement may be executed by facsimile transmission, followed by delivery of an executed original copy.


                  (e) LAW GOVERNING THIS AGREEMENT. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. Both parties agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

                  (f) CANCELLATION. Until a Closing actually takes place, either or both the Company or Subscriber may withdraw without penalty from the transactions described herein.

                  (g) AUTOMATIC TERMINATION. This Agreement shall automatically terminate without any further action of either party hereto if the Closing shall not have occurred by the seventh (7th) business day following the date this Agreement is accepted by the Subscriber, or June 3, 1998, whichever is sooner, provided, however, that any such termination shall not terminate the liability of any party which is then in breach of the Agreement.

                  (h) ORIGINAL COUNTERPARTS. This Agreement may be executed in counterparts, each of which will be deemed an original.

            Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                             Very truly yours,

                                             TELEPAD CORPORATION


                                             By:________________________________


                                             Dated: May ____, 1998


Accepted:

AUSTOST ANSTALT SCHAAN
(a Lichenstein corporation)
7440 Fuerstentum
Lichenstein, Landstrasse 163
Fax: 011-431-534532895



By:____________________________

Title:_________________________

Dated as of May ____, 1998

Aggregate Principal Amount of Notes: $375,000.00

Aggregate Put Consideration: $250,000.00

Section 9(f) Conversion Shares

            Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.


                                             Very truly yours,

                                             TELEPAD CORPORATION


                                             By:________________________________


                                             Dated: May ____, 1998


Accepted:

BALMORE FUNDS S.A.
(a B.V.I. corporation)
P.O. Box 4603
Zurich, Switzerland
Fax: 011-411-201-6262



By:____________________________

Title:_________________________

Dated as of May ____, 1998

Aggregate Principal Amount of Notes: $375,000.00

Aggregate Put Consideration: $250,000.00

Section 9(f) Conversion Shares

            Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.


                                             Very truly yours,

                                             TELEPAD CORPORATION


                                             By:________________________________


                                             Dated: May ____, 1998


Accepted:

BEESTON INVESTMENTS LTD.
(an Israel corporation)
119 Rothschild Boulevard
Tel Aviv, Israel
Fax: 011-972-25600201



By:____________________________

Title:_________________________

Dated as of May ____, 1998

Aggregate Principal Amount of Notes: $100,000.00

Aggregate Put Consideration: $73,334.00

Section 9(f) Conversion Shares

            Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.


                                             Very truly yours,

                                             TELEPAD CORPORATION


                                             By:________________________________


                                             Dated: May ____, 1998


Accepted:

ELLIS ENTERPRISES LTD.
(a U.K. corporation)
42A Waterloo Road
London, England
NW2 7UF
Fax: 011-441-814509004



By:____________________________

Title:_________________________

Dated as of May ____, 1998

Aggregate Principal Amount of Notes: $50,000.00

Aggregate Put Consideration: $33,333.00

Section 9(f) Conversion Shares

            Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.


                                             Very truly yours,

                                             TELEPAD CORPORATION


                                             By:________________________________


                                             Dated: May ____, 1998


Accepted:

THE GROSS FOUNDATION INC.
(a New York corporation)
1660 49th Street
Brooklyn, New York
Fax: 718-851-3511



By:____________________________

Title:_________________________

Dated as of May ____, 1998

Aggregate Principal Amount of Notes: $350,000.00

Aggregate Put Consideration: $233,333.00

Section 9(f) Conversion Shares

            Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.


                                             Very truly yours,

                                             TELEPAD CORPORATION


                                             By:________________________________


                                             Dated: May ____, 1998


Accepted:

THE HEWLETT FUND, INC.
(a New York corporation)
1615 Avenue I, Suite 201
Brooklyn, New York 11230
Fax: 201-363-0450


By:____________________________

Title:_________________________

Dated as of May ____, 1998

Aggregate Principal Amount of Notes: $90,000.00

Aggregate Put Consideration: $60,000.00

Section 9(f) Conversion Shares

            Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.


                                             Very truly yours,

                                             TELEPAD CORPORATION


                                             By:________________________________


                                             Dated: May ____, 1998


Accepted:

INVESTCOR LLC
(a Delaware LLC)
1550 54th Street
Brooklyn, New York 11219
Fax: 718-436-0736


By:____________________________

Title:_________________________

Dated as of May ____, 1998

Aggregate Principal Amount of Notes: $150,000.00

Aggregate Put Consideration: $100,000.00

Section 9(f) Conversion Shares